Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
July 31, 1999



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.3650%



        Excess Protection Level
          3 Month Average   6.22%
            July, 1999   5.94%
            June, 1999   5.13%
            May, 1999   7.59%


        Cash Yield                                  18.70%


        Investor Charge Offs                         4.97%


        Base Rate                                    7.79%


        Over 30 Day Delinquency                      4.84%


        Seller's Interest                            9.75%


        Total Payment Rate                          14.54%


        Total Principal Balance                     $45,698,903,036.29


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,456,383,517.80